Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2026

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First Quarter 2026

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of
	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
Assets:
Cash and cash equivalents	$599,105	$219,972	$484,238	$484,808	$793,020
Investment securities	886,641	890,582	849,226	711,906	615,663
Loans held for sale (1)	41,782	117,350	40,206	36,802	41,265
Loans	5,366,973	5,446,329	5,281,374	5,373,020	5,289,793
Allowance for credit losses	(91,840)	(85,352)	(79,865)	(81,760)	(106,303)
Loans, net	5,275,133	5,360,977	5,201,509	5,291,260	5,183,490
Federal Home Loan Bank ("FHLB") stock, at cost	27,014	32,114	25,849	24,568	26,748
Premises and equipment, net	40,843	35,986	37,884	36,651	31,996
Right-of-use assets	30,443	31,330	32,804	34,327	35,857
Goodwill	40,516	40,516	40,516	40,516	40,516
Other real estate owned ("OREO")	896	1,277	1,246	1,054	1,107
Bank owned life insurance ("BOLI")	111,272	110,721	109,773	108,738	107,918
Other assets and accrued interest receivable	199,634	201,236	191,668	200,287	197,975
Total assets	$7,253,279	$7,042,061	$7,014,919	$6,970,917	$7,075,555

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,275,427	$1,173,461	$1,239,023	$1,223,016	$1,375,234
Interest-bearing	4,233,693	4,029,686	4,099,322	4,094,223	4,030,658
Total deposits	5,509,120	5,203,147	5,338,345	5,317,239	5,405,892

Securities sold under agreements to
repurchase ("SSUAR") and other short-term borrowings	81,337	88,504	74,522	72,103	89,718
Operating lease liabilities	31,492	32,370	33,833	35,335	36,831
Federal Home Loan Bank advances	366,500	506,000	375,000	370,000	370,000
Other liabilities and accrued interest payable	131,443	109,747	108,699	116,134	139,025
Total liabilities	6,119,892	5,939,768	5,930,399	5,910,811	6,041,466

Stockholders' equity	1,133,387	1,102,293	1,084,520	1,060,106	1,034,089
Total liabilities and stockholders' equity	$7,253,279	$7,042,061	$7,014,919	$6,970,917	$7,075,555

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First Quarter 2026 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended
	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$344,353	$407,022	$476,681	$622,909	$516,785
Investment securities, including FHLB stock	906,692	901,006	806,304	686,223	619,525
Loans, including loans held for sale	5,464,500	5,365,734	5,281,369	5,318,666	5,497,968
Total interest-earning assets	6,715,545	6,673,762	6,564,354	6,627,798	6,634,278

Allowance for credit losses	(89,017)	(79,832)	(81,196)	(105,726)	(102,271)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	132,446	70,289	82,616	125,098	389,994
Premises and equipment, net	37,907	38,868	37,557	33,250	32,513
Bank owned life insurance	111,300	110,385	109,381	108,416	107,599
Other assets	286,831	273,906	279,166	273,195	273,643

Total assets	$7,195,012	$7,087,378	$6,991,878	$7,062,031	$7,335,756

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$4,157,622	$4,084,332	$4,078,925	$4,081,209	$4,041,991
SSUARs and other short-term borrowings	89,307	133,851	73,135	87,760	108,760
Federal Home Loan Bank advances	426,794	377,793	372,283	370,000	520,778
Total interest-bearing liabilities	4,673,723	4,595,976	4,524,343	4,538,969	4,671,529

Noninterest-bearing liabilities and Stockholders’ Equity:
Noninterest-bearing deposits	1,257,977	1,261,600	1,254,609	1,323,622	1,491,084
Other liabilities	133,479	125,515	131,269	143,941	150,299
Stockholders' equity	1,129,833	1,104,287	1,081,657	1,055,499	1,022,844

Total liabilities and stockholders’ equity	$7,195,012	$7,087,378	$6,991,878	$7,062,031	$7,335,756

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First Quarter 2026 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Total Company Average Balance Sheet and Interest Rates

	Three Months Ended March 31, 2026			Three Months Ended March 31, 2025
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$344,353	$3,107	3.66%	$516,785	$5,670	4.45%
Investment securities, including FHLB stock (a)	906,692	9,469	4.24	619,525	5,311	3.48
TRS Refund Advances (b)	82,159	12,351	60.97	276,877	33,290	48.76
RCS LOC products (b)	44,239	12,441	114.05	45,514	12,237	109.04
Other RPG loans (c)	109,432	2,626	9.73	141,130	2,004	5.76
Outstanding Warehouse lines of credit	610,442	9,549	6.34	458,657	7,991	7.07
Traditional Bank loans (c)	4,618,228	64,244	5.64	4,575,790	63,335	5.61
Total loans (d)	5,464,500	101,211	7.51	5,497,968	118,857	8.77

Total interest-earning assets	6,715,545	113,787	6.87	6,634,278	129,838	7.94

Allowance for credit losses	(89,017)			(102,271)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	132,446			389,994
Premises and equipment, net	37,907			32,513
Bank owned life insurance	111,300			107,599
Other assets (a)	286,831			273,643
Total assets	$7,195,012			$7,335,756

LIABILITIES AND STOCKHOLDERS’ EQUITY

Interest-bearing liabilities:
Transaction accounts	$1,665,041	$1,810	0.44%	$1,736,500	$2,667	0.62%
Money market accounts	1,551,952	9,096	2.38	1,348,717	9,475	2.85
Time deposits	497,607	4,478	3.65	413,082	3,972	3.90
Reciprocal money market and time deposits	327,066	2,180	2.70	296,373	2,478	3.39
Brokered deposits	115,956	1,268	4.43	247,319	2,786	4.57

Total interest-bearing deposits	4,157,622	18,832	1.84	4,041,991	21,378	2.14

SSUARs and other short-term borrowings	89,307	89	0.40	108,760	137	0.51
Federal Home Loan Bank advances	426,794	4,414	4.19	520,778	5,635	4.39

Total interest-bearing liabilities	4,673,723	23,335	2.02	4,671,529	27,150	2.36

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,257,977			1,491,084
Other liabilities	133,479			150,299
Stockholders’ equity	1,129,833			1,022,844
Total liabilities and stockholders’ equity	$7,195,012			$7,335,756

Net interest income		$90,452			$102,688

Net interest spread			4.85%			5.58%

Net interest margin			5.46%			6.28%

(a)	For the purpose of this calculation, the fair market value adjustment on debt securities is included as a component of other assets.
(b)	Interest income is composed either entirely or predominantly of loan fees.
(c)	The average balance includes the principal balance of nonaccrual loans and loans HFS (not carried at fair value), and are inclusive of all loan premiums, discounts, fees and costs.
(d)	See Footnote 2 titled “Loan Fee Income.”

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First Quarter 2026 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended
	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025

Total interest income (2)	$113,787	$103,233	$103,239	$102,203	$129,838
Total interest expense	23,335	24,423	26,269	26,001	27,150
Net interest income	90,452	78,810	76,970	76,202	102,688

Provision	9,780	10,079	2,023	1,823	17,672

Noninterest income:
Service charges on deposit accounts	3,883	3,825	3,646	3,505	3,460
Net refund transfer fees	9,525	108	1,117	2,567	13,893
Mortgage banking income (1)	1,825	1,620	2,064	1,896	1,821
Interchange fee income	2,873	2,884	3,030	3,200	3,077
Program fees (1)	4,549	4,444	4,888	4,451	3,822
Increase in cash surrender value of BOLI	930	947	1,035	821	793
Net losses on OREO	(50)	(53)	(52)	(53)	(53)
Gain on sale of Republic Bank Finance loans/leases (1)	5,845	—	—	—	—
Gain on sale of Visa Class B-1 shares	—	—	—	—	4,090
Other (1)	579	1,684	840	1,257	2,251
Total noninterest income	29,959	15,459	16,568	17,644	33,154

Noninterest expense:
Salaries and employee benefits	32,117	34,163	31,027	30,801	31,069
Technology, equipment, and communication	7,946	8,581	8,710	8,684	8,643
Occupancy	3,648	3,673	3,547	3,391	3,564
Marketing and development	1,778	2,422	2,668	1,243	1,387
FDIC insurance expense	832	751	763	731	819
Interchange related expense	1,401	1,609	1,640	1,488	1,636
Legal and professional fees	450	825	1,100	666	1,118
Core conversion and related contract consulting fees	—	220	97	182	5,714
FHLB advances early termination penalties	2,316	—	—	—	—
Other	4,758	4,351	4,201	4,447	4,258
Total noninterest expense	55,246	56,595	53,753	51,633	58,208

Income before income tax expense	55,385	27,595	37,762	40,390	59,962
Income tax expense	12,816	4,774	8,018	8,906	12,694

Net income	$42,569	$22,821	$29,744	$31,484	$47,268

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First Quarter 2026 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended
	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
Per Share Data:

Basic weighted average shares outstanding	19,795	19,744	19,733	19,721	19,711
Diluted weighted average shares outstanding	19,830	19,799	19,791	19,784	19,797

Period-end shares outstanding:
Class A Common Stock	17,467	17,393	17,387	17,378	17,368
Class B Common Stock	2,148	2,148	2,149	2,149	2,150

Book value per share (3)	$57.78	$56.41	$55.51	$54.29	$52.98
Tangible book value per share (3)	55.30	53.91	53.01	51.78	50.46

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$2.18	$1.17	$1.53	$1.62	$2.43
Basic EPS - Class B Common Stock	1.98	1.07	1.39	1.47	2.21
Diluted EPS - Class A Common Stock	2.18	1.17	1.52	1.61	2.42
Diluted EPS - Class B Common Stock	1.98	1.06	1.39	1.47	2.20

Cash dividends declared per Common share:
Class A Common Stock	$0.495	$0.451	$0.451	$0.451	$0.451
Class B Common Stock	0.450	0.410	0.410	0.410	0.410

Performance Ratios:

Return on average assets	2.40%	1.28%	1.69%	1.79%	2.61%
Return on average equity	15.28	8.20	10.91	11.96	18.74
Efficiency ratio (4)	46.2	59.8	57.4	55.0	44.0
Yield on average interest-earning assets (2)	6.87	6.14	6.24	6.19	7.94
Cost of average interest-bearing liabilities	2.02	2.11	2.30	2.30	2.36
Cost of average deposits (5)	1.41	1.50	1.64	1.62	1.57
Net interest spread (2)	4.85	4.03	3.94	3.89	5.58
Net interest margin - Total Company (2)	5.46	4.69	4.65	4.61	6.28
Net interest margin - Core Bank (2)	3.96	3.87	3.78	3.72	3.70

Other Information:

End of period FTEs (6) - Total Company	966	973	978	974	981
End of period FTEs (6) - Core Bank	907	911	918	917	923
Number of full-service banking centers	47	47	47	47	47

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First Quarter 2026 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of
	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
Loan Composition:

Traditional Banking:
Residential real estate:
Owner-occupied	$1,028,473	$1,040,080	$1,044,737	$1,031,898	$1,025,461
Nonowner-occupied	280,777	283,246	291,373	303,357	311,955
Commercial real estate
Owner-occupied	684,405	666,948	643,519	650,771	651,531
Nonowner-occupied	819,363	799,420	801,644	818,367	832,504
Multi-Family	328,154	331,370	321,453	319,905	322,725
Construction & land development	245,423	238,455	246,065	258,817	238,562
Commercial & industrial	541,646	528,873	488,786	481,219	482,955
Lease financing receivables	20,710	20,523	96,605	96,547	93,159
Aircraft	202,388	203,120	202,742	211,910	219,292
Home equity	425,662	413,638	399,691	387,599	365,631
Consumer:
Credit cards	11,659	10,711	10,787	10,315	11,136
Overdrafts	802	971	881	826	779
Automobile loans	678	738	813	916	1,031
Other consumer	6,151	8,204	9,210	9,705	9,638
Total Traditional Banking	4,596,291	4,546,297	4,558,306	4,582,152	4,566,359
Warehouse lines of credit	629,848	754,090	609,826	671,773	569,502
Total Core Banking	5,226,139	5,300,387	5,168,132	5,253,925	5,135,861

Republic Processing Group:
Tax Refund Solutions:
Refund Advances	8,458	12,924	—	—	30,344
Other TRS commercial & industrial loans	701	19,473	292	95	5,841
Republic Credit Solutions	131,675	113,545	112,950	119,000	117,747
Total Republic Processing Group	140,834	145,942	113,242	119,095	153,932

Total Loans - Total Company	$5,366,973	$5,446,329	$5,281,374	$5,373,020	$5,289,793

Allowance for Credit Losses on Loans:

Traditional Banking	$64,041	$63,662	$58,479	$59,055	$58,851
Warehouse Lending	1,571	1,882	1,522	1,676	1,421
Total Core Banking	65,612	65,544	60,001	60,731	60,272

Tax Refund Solutions	6,344	333	1	—	25,981
Republic Credit Solutions	19,884	19,475	19,863	21,029	20,050
Total Republic Processing Group	26,228	19,808	19,864	21,029	46,031

Total Allowance - Total Company	$91,840	$85,352	$79,865	$81,760	$106,303

Allowance to Total Loans:

Traditional Banking	1.39%	1.40%	1.28%	1.29%	1.29
Warehouse Lending	0.25	0.25	0.25	0.25	0.25
Total Core Banking	1.26	1.24	1.16	1.16	1.17

Tax Refund Solutions	69.27	1.03	0.34	—	71.80
Republic Credit Solutions	15.10	17.15	17.59	17.67	17.03
Total Republic Processing Group	18.62	13.57	17.54	17.66	29.90

Total Company	1.71	1.57	1.51	1.52	2.01

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First Quarter 2026 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended
	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$31,784	$23,806	$21,572	$21,537	$22,730
Loans past due 90-days-or-more and still on accrual	68	161	137	105	120
Total nonperforming loans	31,852	23,967	21,709	21,642	22,850
OREO	896	1,277	1,246	1,054	1,107
Total nonperforming assets	$32,748	$25,244	$22,955	$22,696	$23,957

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$31,784	$23,806	$21,572	$21,537	$22,730
Loans past due 90-days-or-more and still on accrual	—	—	—	—	—
Total nonperforming loans	31,784	23,806	21,572	21,537	22,730
OREO	896	1,277	1,246	1,054	1,107
Total nonperforming assets	$32,680	$25,083	$22,818	$22,591	$23,837

Delinquent Loans:
Core Bank	$33,052	$13,925	$10,691	$9,953	$9,031
RPG	9,690	8,938	8,691	9,133	8,282
Total delinquent loans - Total Company	$42,742	$22,863	$19,382	$19,086	$17,313

NCOs (Recoveries) by Segment:
Traditional Bank	$326	$879	$251	$313	$136
Warehouse Lending	—	—	—	—	—
Core Bank	326	879	251	313	136
Tax Refund Solutions	(669)	(894)	(1,468)	22,049	(693)
Republic Credit Solutions	3,635	4,607	5,135	4,004	3,904
RPG	2,966	3,713	3,667	26,053	3,211
Total NCOs (recoveries) - Total Company	$3,292	$4,592	$3,918	$26,366	$3,347

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.59%	0.44%	0.41%	0.40%	0.43%
Nonperforming assets to total loans (including OREO)	0.61	0.46	0.43	0.42	0.45
Nonperforming assets to total assets	0.45	0.36	0.33	0.33	0.34
Allowance for credit losses to total loans	1.71	1.57	1.51	1.52	2.01
Allowance for credit losses to nonperforming loans	288	356	368	378	465
Delinquent loans to total loans (7)	0.80	0.42	0.37	0.36	0.33
Annualized NCOs (recoveries) to average loans	0.24	0.34	0.29	1.99	0.25

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.61%	0.45%	0.42%	0.41%	0.44%
Nonperforming assets to total loans (including OREO)	0.63	0.47	0.44	0..43	0.46
Nonperforming assets to total assets	0.49	0.38	0.35	0.35	0.37
Allowance for credit losses to total loans	1.26	1.24	1.16	1.16	1.17
Allowance for credit losses to nonperforming loans	206	275	278	282	265
Delinquent loans to total loans (7)	0.63	0.26	0.21	0.19	0.18
Annualized NCOs (recoveries) to average loans	0.03	0.07	0.02	0.02	0.01

TRS Refund Advances ("RAs and ERAs")

RAs and ERAs originated	$246,396	$12,924	$—	$—	$662,556
Net (credit) charge to the Provision for RAs and ERAs	5,318	(598)	(1,454)	(3,934)	15,335
RAs and ERAs NCOs (recoveries)	(669)	(894)	(1,454)	21,885	(691)

Republic Bancorp, Inc.

Earnings Release

Financial Supplement

First Quarter 2026 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker (“CODM”), who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar. The Company’s Executive Chair/Chief Executive Officer serves as the Company’s CODM. Income before income tax expense is the reportable measure of segment profit or loss that the CODM regularly reviews and utilizes to allocate resources and evaluate performance.

As of March 31, 2026, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending, Tax Refund Solutions, Republic Payment Solutions, and Republic Credit Solutions. Management considers the first two segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last three segments collectively constitute Republic Processing Group operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking	Provides traditional banking products to clients in its market footprint via its banking center network and to clients outside of its market footprint primarily via its digital delivery channels.	Net interest income

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the U.S.	Net interest income

Republic Processing Group:

Tax Refund Solutions

Offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. TRS products are primarily provided to clients outside of the Bank’s market footprint.

Net interest income and Net refund transfer fees

Republic Payment Solutions	Offers general-purpose reloadable cards. RPS products are primarily provided to clients outside of the Bank’s market footprint.	Net interest income and Program fees

Republic Credit Solutions

Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.

Net interest income and Program fees

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies. Segment performance is evaluated using operating income before income taxes. Goodwill is allocated to the Traditional Banking segment. Income taxes are generally allocated based on income before income tax expense unless specific segment allocations can be reasonably made.

Transactions among reportable segments are made at carrying value. Net Interest income is reflected within each applicable business segment based on the underlying financial instruments assigned to each segment as well as the impact of the Company’s internal Funds Transfer Processing (“FTP”) applied to each instrument. FTP is allocated from the Traditional Bank to each segment based on the assumed terms of the underlying financial instruments within that segment in combination with applicable market interest rates matching the assumed terms of each instrument.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First Quarter 2026 (continued)

Segment information for the quarters ended March 31, 2026, and 2025 follows:

	Three Months Ended March 31, 2026
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$59,327	$3,900	$63,227	$11,430	$3,037	$12,758	$27,225	$90,452

Provision for expected credit loss expense	705	(311)	394	5,342	—	4,044	9,386	9,780

Net refund transfer fees	—	—	—	9,525	—	—	9,525	9,525
Mortgage banking income	1,825	—	1,825	—	—	—	—	1,825
Program fees	—	—	—	—	776	3,773	4,549	4,549
Gain on sale of Republic Bank Finance loans/leases	5,845	—	5,845	—	—	—	—	5,845
Other noninterest income	8,105	24	8,129	83	2	1	86	8,215
Total noninterest income	15,775	24	15,799	9,608	778	3,774	14,160	29,959

Total noninterest expense	46,388	936	47,324	3,265	1,179	3,478	7,922	55,246

Income before income tax expense	28,009	3,299	31,308	12,431	2,636	9,010	24,077	55,385
Income tax expense	6,757	792	7,549	2,720	576	1,971	5,267	12,816

Net income	$21,252	$2,507	$23,759	$9,711	$2,060	$7,039	$18,810	$42,569

Period-end assets	$6,060,972	$629,878	$6,690,850	$69,707	$349,831	$142,891	$562,429	$7,253,279

Net interest margin	4.10%	2.59%	3.96%	NM	NM	NM	NM	5.46%

Net-revenue concentration*	63%	3%	66%	17%	3%	14%	34%	100%

	Three Months Ended March 31, 2025
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$53,321	$3,028	$56,349	$29,812	$3,994	$12,533	$46,339	$102,688

Provision for expected credit loss expense	(769)	47	(722)	15,427	—	2,967	18,394	17,672

Net refund transfer fees	—	—	—	13,893	—	—	13,893	13,893
Mortgage banking income	1,821	—	1,821	—	—	—	—	1,821
Program fees	—	—	—	—	767	3,055	3,822	3,822
Gain on sale of Visa Class B-1 shares	4,090	—	4,090	—	—	—	—	4,090
Other noninterest income	9,453	20	9,473	54	—	1	55	9,528
Total noninterest income	15,364	20	15,384	13,947	767	3,056	17,770	33,154

Total noninterest expense	49,906	872	50,778	3,223	1,060	3,147	7,430	58,208

Income before income tax expense	19,548	2,129	21,677	25,109	3,701	9,475	38,285	59,962
Income tax expense	3,836	480	4,316	5,498	806	2,074	8,378	12,694

Net income	$15,712	$1,649	$17,361	$19,611	$2,895	$7,401	$29,907	$47,268

Period-end assets	$5,797,416	$569,862	$6,367,278	$192,037	$386,362	$129,878	$708,277	$7,075,555

Net interest margin	3.79%	2.68%	3.70%	NM	NM	NM	NM	6.28%

Net-revenue concentration*	51%	2%	53%	32%	4%	11%	47%	100%

* Net revenue represents net interest income plus total noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

First Quarter 2026 (continued)

Footnotes:

(1)	In the ordinary course of business, the Bank originates both mortgage and consumer loans with the intent to sell. Mortgage loans originated with the intent to sell are primarily originated and sold into the secondary market through the Traditional Banking segment, while consumer loans originated with the intent to sell are originated and sold through the RCS segment. Gains on sale of mortgage loans are recorded as a component of “Mortgage Banking” income. Gains on sale of RCS consumer loans are recorded as a component of “Program Fees.” During the first quarter of 2025, the Traditional Banking segment entered into an agreement to sell approximately $5 million of consumer credit cards. As a result, these loans were transferred from held for investment to consumer loans HFS. The gain on the sale of the consumer credit cards was recorded as a component of other noninterest income during the second quarter of 2025. During the fourth quarter of 2025, the Traditional Banking segment entered into an agreement to sell approximately $82 million of RBF loans and lease financing receivables. As a result, these loans and lease financing receivables were transferred from held for investment to other loans HFS. The gain on the sale of the RBF loans and leases was recorded as a component of noninterest income during the first quarter of 2026.

	As of and for the Three Months Ended
(dollars in thousands)	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025

Mortgage Loans Held for Sale

Balance, beginning of period	$7,516	$15,338	$8,850	$9,140	$8,312
Originations	47,990	58,417	59,494	51,788	41,233
Transferred from held for investment to held for sale	—	—	—	—	—
Proceeds from sales	(44,042)	(67,560)	(54,716)	(53,561)	(41,816)
Net gain on sale	1,489	1,321	1,710	1,483	1,411
Balance, end of period	$12,953	$7,516	$15,338	$8,850	$9,140

Consumer Loans Held for Sale

Balance, beginning of period	$27,995	$24,868	$27,952	$32,125	$24,075
Originations	291,165	277,273	271,718	321,127	266,651
Transferred from held for investment to held for sale	—	—	—	—	4,977
Proceeds from sales	(294,104)	(277,926)	(278,908)	(329,345)	(266,633)
Net gain on sale	3,773	3,780	4,106	4,045	3,055
Balance, end of period	$28,829	$27,995	$24,868	$27,952	$32,125

Other Loans Held for Sale

Balance, beginning of period	$81,839	$—	$—	$—	$—
Transferred from held for investment to held for sale	—	81,839	—	—	—
Proceeds from sales	(87,684)	—	—	—	—
Net gain on sale	5,845	—	—	—	—
Balance, end of period	$—	$81,839	$—	$—	$—

(2)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest income, net interest margin, and net interest spread. The following table presents total loan fees by reportable segment:

	Three Months Ended
(in thousands)	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025

Traditional Banking	$1,304	$2,003	$1,393	$1,367	$1,291
Warehouse Lending	396	362	364	369	310
Total Core Bank	1,700	2,365	1,757	1,736	1,601
Tax Refund Solutions	13,528	288	17	25	33,675
Republic Credit Solutions	12,441	11,411	12,123	12,434	12,237
Total Republic Processing Group	25,969	11,699	12,140	12,459	45,912

Total Loan Fees	$27,669	$14,064	$13,897	$14,195	$47,513

(3)	The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025

Total stockholders' equity - GAAP (a)	$1,133,387	$1,102,293	$1,084,520	$1,060,106	$1,034,089
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	6,693	6,811	6,798	6,840	6,875
Less: Core deposit intangible	1,432	1,535	1,637	1,739	1,841
Tangible stockholders' equity - Non-GAAP (c)	$1,084,746	$1,053,431	$1,035,569	$1,011,011	$984,857

Total assets - GAAP (b)	$7,253,279	$7,042,061	$7,014,919	$6,970,917	$7,075,555
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	6,693	6,811	6,798	6,840	6,875
Less: Core deposit intangible	1,432	1,535	1,637	1,739	1,841
Tangible assets - Non-GAAP (d)	$7,204,638	$6,993,199	$6,965,968	$6,921,822	$7,026,323

Total stockholders' equity to total assets - GAAP (a/b)	15.63%	15.65%	15.46%	15.21%	14.61%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	15.06%	15.06%	14.87%	14.61%	14.02%

Number of shares outstanding (e)	19,615	19,541	19,536	19,527	19,518

Book value per share - GAAP (a/e)	$57.78	$56.41	$55.51	$54.29	$52.98
Tangible book value per share - Non-GAAP (c/e)	55.30	53.91	53.01	51.78	50.46

(4)	The efficiency ratio, a non-GAAP measure, equals total noninterest expense divided by the sum of net interest income and noninterest income (total revenue). The adjusted efficiency ratio, a non-GAAP measure with no GAAP comparable, excludes notable infrequent or nonrecurring revenues and expenses related to the following: the gain on sale of Republic Bank Finance, the nonrenewal of a large tax provider contract, the gain on the sale of Visa Class B-1 shares, the gain on sale of consumer credit cards, insurance proceeds received, early termination penalties on FHLB advances and core system deconversion and related consulting fees.

	Three Months Ended
(dollars in thousands)	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025

Net interest income - GAAP (a)	$90,452	$78,810	$76,970	$76,202	$102,688
Noninterest income - GAAP (b)	29,959	15,459	16,568	17,644	33,154
Total net revenue - GAAP (c)	$120,411	$94,269	$93,538	$93,846	$135,842
Less: Gain on sale of Republic Bank Finance	$5,845	$—	$—	$—	$—
Less: Nonrenewal of a large tax provider contract	—	—	—	—	10,803
Less: Gain on sale of Visa Class B-1 shares	—	—	—	—	4,090
Less: Gain on sale of consumer credit card portfolio	—	—	—	328	—
Less: Insurance recovery	—	—	—	—	1,571
Total adjusted revenue - Non-GAAP (e)	$114,566	$94,269	$93,538	$93,518	$119,378

Noninterest expense - GAAP (d)	$55,246	$56,595	$53,753	$51,633	$58,208
Less: Early termination penalty - FHLB advances	2,316	—	—	—	—
Less: Core system deconversion and consulting fees	—	220	97	182	5,714
Total adjusted noninterest expense - Non-GAAP (f)	$52,930	$56,375	$53,656	$51,451	$52,494

Efficiency Ratio - GAAP (d/c)	45.9%	60.0%	57.5%	55.0%	42.8%
Adjusted Efficiency Ratio - Non-GAAP (f/e)	46.2%	59.8%	57.4%	55.0%	44.0%

(5)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(6)	FTEs – Full-time-equivalent employees.

(7)	The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by either the number of days or the number of payments past due. As of March 31, 2026, delinquent loans for the Republic Processing Group segment included $0 of Early Season Refund Advances and Refund Advances, which do not have a contractual due date, but the Company considered delinquent in 2026 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority. All unpaid Early Season Refund Advances and Refund Advances are charged-off by the end of the second quarter of each year.

NM – Not meaningful

NA – Not applicable

QTD – Quarter-to-date

YTD – Year-to-date

CONTACT:

Republic Bancorp, Inc.

Kevin Sipes

Executive Vice President & Chief Financial Officer

(502) 560-8628